PROSPECTUS SUPPLEMENT
PRUCO INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated September 18, 2020,
to
Prospectuses dated May 1, 2020,
for
VUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

For Contracts applied for on or after October 19, 2020, the example provided in the Rider To Provide Lapse Protection section (beginning in the third paragraph) is hereby deleted and replaced with the following.

For example assume a Contract where:
1.the insured is a female, age 47 at Contract issuance, preferred best underwriting classification,
2.a $250,000 Basic Insurance Amount, no riders, and a Type A Death Benefit,
3.an annual premium of $2,140 is paid on or before the start of each Contract Year (this illustrated premium amount will provide lapse protection for the life of the insured),
4.an average Contract Fund net rate of return (all years) of 0%, and
5.no loans or withdrawals.
In this hypothetical scenario the Cash Surrender Value will be insufficient to cover the monthly charges in the middle of Contract Year 38. At that time, however, the No-Lapse Contract Fund will be $136,931. Since the No-Lapse Contract Fund is greater than $0, and there is no Contract Debt, the Contract is protected from lapsing. And, assuming that the Contract Owner continues to pay the $2,140 on each Contract Anniversary, and no loans or withdrawals are taken, the Contract will be protected from lapsing for the life of the insured.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP138
VULP18